                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 FIBERCHEM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       None
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

                                December 6, 2000
        ------------------------------------------------------------------------

--------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                           IMPORTANT REMINDER TO VOTE

                                 FIBERCHEM, INC.
                      (now known as DecisionLink, Inc.)

           Annual Meeting of Stockholders Commenced November 29, 2000,
         Adjourned Until December 28, 2000 at 10:00 a.m., Pacific Time,
        to be held at 1181 Grier Drive, Suite B, Las Vegas, Nevada 89119


                                                       December 6, 2000

Dear Stockholder:

     Recently we distributed proxy materials for our Annual Meeting of Stockholders which commenced at 10:00 a.m., Pacific Time, on Wednesday, November 29, 2000. Due to an error in the certified vote provided to the Company at the meeting, the meeting has been adjourned until 10:00 a.m., Pacific Time, on December 28, 2000 to allow time to obtain the required quorum to vote solely on the proposal to increase the Company's authorized common stock from 150,000,000 to 500,000,000 shares. Please see the proxy statement previously mailed to you for further information concerning this proposal.

     YOU SHOULD COMPLETE THE ENCLOSED VOTING INSTRUCTION FORM AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

     YOU CAN ALSO VOTE BY TELEPHONE OR ON THE INTERNET. SEE THE INSTRUCTIONS ON THE VOTING FORM.

                                  VOTE TODAY!

     Thank you for your prompt attention.


                                  Very truly yours,

                                  /s/ GEOFFREY F. HEWITT
                                  --------------------------------------
                                  Chairman of the Board of Directors and
                                  Chief Executive Officer

                           IMPORTANT REMINDER TO VOTE

                                 FIBERCHEM, INC.
                      (now known as DecisionLink, Inc.)

           Annual Meeting of Stockholders Commenced November 29, 2000,
         Adjourned Until December 28, 2000 at 10:00 a.m., Pacific Time,
        to be held at 1181 Grier Drive, Suite B, Las Vegas, Nevada 89119


                                                       December 6, 2000

Dear Stockholder:

     Recently we distributed proxy materials for our Annual Meeting of Stockholders which commenced at 10:00 a.m., Pacific Time, on Wednesday, November 29, 2000. Due to an error in the certified vote provided to the Company at the meeting, the meeting has been adjourned until 10:00 a.m., Pacific Time, on December 28, 2000 to allow time to obtain the required quorum to vote solely on the proposal to increase the Company's authorized common stock from 150,000,000 to 500,000,000 shares. Please see the proxy statement previously mailed to you for further information concerning this proposal.

     YOU SHOULD COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                  VOTE TODAY!

     Thank you for your prompt attention.


                                  Very truly yours,

                                  /s/ GEOFFREY F. HEWITT
                                  --------------------------------------
                                  Chairman of the Board of Directors and
                                  Chief Executive Officer

                                 FIBERCHEM, INC.
               1181 Grier Drive, Suite B, Las Vegas, Nevada 89119

PROXY

     The undersigned, a holder of Common Stock of FiberChem, Inc., a Delaware corporation (the "Company"), hereby appoints GEOFFREY F. HEWITT and MELVIN W. PELLEY, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company convened November 29, 2000 and adjourned until December 28, 2000, and any further adjournments thereof, as follows:

     1. The adoption of the proposal to amend the Certificate of Incorporation to increase the authorized shares of the Company's Common Stock.

          / / FOR / / AGAINST / / ABSTAIN

     2. The adoption of the proposal to amend the Certificate of Incorporation authorizing a change in the Company's name to "DecisionLink, Inc."

          / / FOR / / AGAINST / / ABSTAIN

     3.   The election of three (3) Class A members (Geoffrey F. Hewitt, David
          S. Peachey and Irwin J. Gruverman), three (3) Class B Members (Peter
          J. Lagergren, Brian A. O'Neil and Walter Haemmerli) and one Class C Director (Trevor Nelson) to the Board of Directors to hold office for staggered terms as provided in the Company's Proxy Statement:

/ / FOR all nominees listed below
/ / WITHHOLD AUTHORITY to vote for all nominees listed below.

(Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS OR HER NAME BELOW) Geoffrey
F. Hewitt, David S. Peachey, Irwin J. Gruverman, Peter J. Lagergren, Brian A. O'Neil, Walter Haemmerli, and Trevor S. Nelson.

     4.   To approve and adopt the 2000 Stock Option Plan for the Company.

          / / FOR / / AGAINST / / ABSTAIN

     5. The ratification of the appointment of Goldstein Golub Kessler LLP as the Company's auditors for the fiscal years ending September 30, 1999 and September 30, 2000.

          / / FOR / / AGAINST / / ABSTAIN

     6. Upon such other matters as may properly come before the meeting or any adjournments thereof.

     The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereof, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSALS 2, 3, 4, AND 5; AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated November 8, 2000 relating to the Annual Meeting, the 1999 Annual Report to Stockholders for the year ended September 30, 1999, and the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2000.

               ------------------------------    ------------------------------
                                                 Signature(s) of Stockholder(s)

     The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

Date:                   , 2000
      ------------------

                                   ----------

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                                 FIBERCHEM, INC.
                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

  [DECISIONLINK LOGO]                   DecisionLink, Inc.
                                        A Delaware Corporation

Contact:
-------
Scott A-B Gibson, President, Quest Capital
A Division of Continental Capital & Equity Corp.
www.insidewallstreet.com
(407)-862-5151
e-mail:  scott@insidewallstreet.com

                               DRAFT PRESS RELEASE

                   DECISIONLINK ANNOUNCES ADJOURNMENT OF VOTE
                            TO INCREASE SHARE CAPITAL

*****************************************************************************

     Las Vegas, Nevada, December 8, 2000 - DecisionLink, Inc. (OTCBB:DLNK) announced that the vote on the proposal to increase the Company's authorized common stock from 150 million to 500 million shares has been adjourned until December 28, 2000 due to an error in the number of certified votes provided to the Company by an independent agency at the Annual Shareholders Meeting on November 29, 2000.

     Common stockholders will receive new proxies in the next few days solely to vote on this one proposal. The other management proposals were adopted and are not affected by the adjournment.

                               ******************